CONFIDENTIAL INFORMATION OMITTED AND FILED SEPARATELY
                    WITH SECURITIES AND EXCHANGE COMMISSION
                         ASTERISKS DENOTE SUCH OMISSION
                                                                   EXHIBIT 10.46

                            ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (the "AGREEMENT") made this 5th day of December, 2002, by and between ISRAEL PHARMACEUTICAL RESOURCES L.P., an Israeli limited partnership with offices at Yacobi House, Even Yehuda, Israel ("SELLER"), and TRIMA, ISRAEL PHARMACEUTICAL PRODUCTS, MAABAROT LTD., an Israeli private company with its address at Post Maabarot, Israel 40230 ("BUYER") (Seller and Buyer shall jointly be termed the "PARTIES", and each a "PARTY").

                                   WITNESSETH

WHEREAS, Seller desires to sell and transfer to Buyer certain assets specified below, and Buyer desires to purchase such assets, under the terms and conditions set forth below.

NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the parties hereto mutually agree as follows:

1.       Preamble and Annex
         ------------------

         The preamble and annex to this Agreement shall be considered part of this Agreement.

2.       Sale and Purchase of Assets
         ---------------------------

2.1 Subject to the terms and conditions set forth herein, in consideration of the Purchase Price stipulated in Section 5 hereof, Seller agrees to sell, assign and transfer to Buyer, and Buyer agrees to purchase and assume from Seller, the assets listed in ANNEX A attached hereto and all rights and liabilities associated with such assets (the "PURCHASED ASSETS"), including without limitation with regard to the use of the Purchased Assets such as software licenses, instructions to use and maintain the Purchased Assets, standard operation procedures and warranty certificates relating to the Purchased Assets, all to the extent held or in the possession of Seller, free and clear of all liens, charges, claims, security interests, encumbrances and other restrictions or third party rights of any kind.

2.2 The Purchased Assets shall be sold to Buyer "as-is" at the time of the Closing (as defined below) and Seller makes no representation as to their functionality, value, condition or fitness for use, and makes no other representation of any kind except as expressly set forth in
         Section 6 hereof.

2.3 Except for the sale of the Purchased Assets, no other assets or rights of any kind, tangible or intangible, including without limitation goodwill, names or intellectual property rights of any kind whatsoever, are being sold, conveyed or otherwise transferred to Buyer by Seller.

3.                           Closing of Sale and Purchase
                             ----------------------------

3.1 The sale, assignment and transfer of the Purchased Assets and the payment of the Purchase Price (as stipulated in Section 5 hereof) shall take place in Herzlia on December 5, 2002 or at such other place and time as shall be agreed by the Parties (the "CLOSING").

                             Exhibit 10.46 - Page 1

3.2      At the Closing, Buyer shall pay to Seller the Purchase Price.

3.3 Title to the Purchased Assets and risk of loss shall pass to Buyer with delivery of possession in the Purchased Assets to be carried out immediately upon the Closing, at the same location where they are at the time of this Agreement, I.E. at the Premises (as defined below). Buyer hereby acknowledges that the Purchased Assets do not have to be delivered to a different location by Seller. All other non-Purchased Assets shall be retained by Seller and shall be removed by Seller from their present location at or promptly after the Closing.

4.       Conditions Precedent
         --------------------

4.1 Anything to the contrary in this Agreement notwithstanding, the obligation of Seller to sell the Purchased Assets to Buyer, and the obligation of Buyer to purchase the Purchased Assets from Seller, shall be contingent on the execution of (i) a Lease Termination Agreement between Seller and the lessor (the "LESSOR") of the premises leased by Seller at Yacobi House in the Industrial Zone in Even Yehuda (the "PREMISES"), and (ii) a Lease Agreement between Buyer and the Lessor with respect to the Premises, commencing immediately after the termination of Seller's lease of the Premises.

4.2 If any of the conditions precedent have not been fulfilled, or waived prior to the Closing by both Parties, the Closing will not take place; in such an event, this Agreement and all of the Parties' rights and obligations hereunder shall be terminated, unless agreed otherwise in writing by the Parties, and no Party shall be liable to the other Party for any damage, cost or expense caused to that other Party from the termination of this Agreement.

5.       Purchase Price; Payment Terms; Reimbursement
         --------------------------------------------

5.1 In consideration for the sale of the Purchased Assets, Buyer shall pay to Seller at the Closing the sum of $700,000 (seven hundred thousand U.S. dollars) (the "PURCHASE PRICE"), plus Value Added Tax. The Parties agree that, subject to Sections 5.4 and 5.5 hereof, the Purchase Price shall be the full and final consideration payable to Seller hereunder.

5.2 The Purchase Price shall be paid to Seller in U.S. dollars or in Israeli Shekels according to the representative rate of exchange last published by the Bank of Israel before the date of payment, by cashier's check, bank transfer or as otherwise agreed by the parties.

5.3 The Purchase Price is exclusive of VAT which shall be paid by Buyer to Seller at the 14th of the month following the Closing at the then applicable rate, in addition to the Purchase Price.

5.4 Seller shall reimburse Buyer within 10 (ten) days of receipt of Buyer's written demand for any payment made by Buyer to any third party in connection with the Purchased Assets, that (i) before the date of the Closing was committed and agreed to be paid by Seller, and (ii) is directly related to a service or other benefit provided to Seller prior to the date of the Closing. Buyer shall notify Seller promptly of any such claim for payment received by it from a third party, and, at Seller's request, shall cooperate with Seller in negotiating or otherwise dealing with such claim.

                             Exhibit 10.46 - Page 2

5.5 Buyer shall reimburse Seller within 10 (ten) days of receipt of Seller's written demand for any payment made by Seller to a third party in connection with the Purchased Assets, which arises or relates to a service or other benefit that will be provided to Buyer within a period of no more than 60 (sixty) days after the Closing. The foregoing shall also include, notwithstanding the time limitation stipulated above, the respective portion relating to any period after the Closing, of the advance lease payment made by Seller to Lessor. . Seller shall provide to Buyer appropriate documentation regarding such payments, if any. Buyer's obligation under this Section 5.5 (excluding the advance lease payments) shall be limited to the aggregate amount of NIS 50,000.

6.       Representations and Warranties of Seller
         ----------------------------------------

         Seller represents and warrants to Buyer as follows:

6.1 Seller has full partnership authority to execute this Agreement and perform in accordance herewith, and this Agreement constitutes a valid and binding obligation of Seller and is enforceable against it in accordance with its terms. Each document of transfer contemplated by this Agreement, when executed and delivered by Seller in accordance with the provisions hereof, shall be the valid and legally binding obligation of Seller and be enforceable against Seller in accordance with its terms. This Agreement and all transactions contemplated hereby have been duly authorized by all requisite partnership action by Seller.

         Neither the execution nor the delivery of this Agreement nor fulfillment or compliance with the terms and conditions hereof will constitute a breach by Seller of its organizational documents or result in a breach of the terms, conditions or provisions of, or constitute a default under or result in a violation of, any agreement, contract or instrument to which Seller is a party or by which it is otherwise bound, result in a violation by Seller of any existing law or statute or any material rule or regulation or of any order, decree, judgement or injunction of any court or governmental agency, or result in the creation or imposition of any lien, charge, restriction, security interest or encumbrance of any nature whatsoever on the Purchased Assets.

6.2 Seller has good and clear title and a valid owner's interest in and to all of the Purchased Assets, free and clear of all liens, charges, encumbrances or third party rights of any nature whatsoever.

6.3 At the Closing or as soon as practicable thereafter, Seller will (i) deliver to Buyer all relevant documentation in Seller's possession which relates to the Purchased Assets, such as manuals, equipment documentation, construction drawings and floor plans; and (ii) deliver to Buyer all warranty certificates relating to the Purchased Assets.

6.4 Nothing in this Agreement shall cause or be construed to cause the transfer to Buyer of any of Seller's employees. Seller is and shall continue to be solely liable for Seller's employees, as they are at the time of this Agreement and as they may be in the future, in respect of such status. Without derogating from the generality of the foregoing, Seller shall indemnify Buyer for any losses, damages, costs and expenses (including reasonable legal fees and expenses) arising out of or due to any claim or demand made by any of Seller's employees against Buyer, in connection with their employment by Seller or with the transactions contemplated in this Agreement; provided, however, that Buyer shall promptly notify Seller of any such claim or demand and permit Seller to assume the defense or negotiation thereof.

                             Exhibit 10.46 - Page 3

6.5 Seller shall, at any time and from time to time after the Closing, upon the reasonable request of Buyer and at Buyer's expense, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, documents, assignments, transfers, conveyances and assurances as may be reasonably required for better assigning, transferring, granting, conveying, assuring and confirming to Buyer, or to its successors and permitted assigns, any or all of the Purchased Assets.

7.       Representations and Warranties of Buyer
         ---------------------------------------

         Buyer represents and warrants to Seller as follows:

7.1 Buyer has full corporate authority to execute this Agreement and perform in accordance herewith, and this Agreement constitutes a valid and binding obligation of Buyer and is enforceable against it in accordance with its terms. This Agreement and all transactions contemplated hereby have been duly authorized by all requisite action by Buyer.

7.2 Neither the execution nor the delivery of this Agreement nor fulfillment of or compliance with the terms and conditions hereof will constitute a breach by Buyer of the terms, conditions or provisions of, or constitute a default under or result in a violation of its organizational documents or any material agreement, contract or instrument to which Buyer is a party or by which it is otherwise bound, or result in a violation by Buyer of any existing law or statute or any rule or regulation of any jurisdiction, or of any order, decree or injunction of any court or governmental agency.

7.3 Buyer acknowledges that except for the sale of the Purchased Assets, subject to the provisions set forth in Section 2.1 hereof, no other assets or rights of any kind, tangible or intangible, including without limitation goodwill, names or intellectual property rights of any kind whatsoever, are being sold, transferred, conveyed or otherwise transferred to Buyer by Seller.

7.4 Buyer acknowledges that the Purchased Assets will be sold and delivered to it in their condition "as-is" at the time of the Closing, and that it has inspected and is familiar with the Purchased Assets and their condition and has found them to be satisfactory for its needs. Buyer warrants that it does not have, nor will have or make in the future, any claim, demand, complaint, cause of action or action against Seller or any of Seller's partners, for any reason whatsoever, with respect to the Purchased Assets, except for claims, demands, complaints and causes of action expressly permitted under this Agreement.

7.5 Buyer acknowledges that it did not receive from Seller or from anyone in Seller's name or on Seller's behalf any implied or oral representations with respect to the Purchased Assets. Buyer acknowledges that Seller's sole representations with respect to the Purchased Assets are the representations expressly made in this Agreement.

                             Exhibit 10.46 - Page 4

8.       No Warranty; Liability
         ----------------------

8.1 SUBJECT TO THE REPRESENTATIONS MADE BY SELLER IN SECTION 6.2 HEREOF, THE PURCHASED ASSETS ARE SOLD IN THEIR CONDITION "AS-IS" AT THE TIME OF THE CLOSING. SELLER MAKES NO REPRESENTATION AND EXTENDS NO WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, WITH RESPECT TO THE CONDITION, VALUE OR FUNCTIONALITY OF THE PURCHASED ASSETS, AND MAKES NO WARRANTIES AS TO MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. SELLER SHALL HAVE NO OBLIGATION TO CAUSE ANY OF ITS EMPLOYEES TO BE TRANSFERRED TO, OR EMPLOYED BY, BUYER.

8.2 Without derogating from the other provisions of this Agreement, except for a breach of Section 2.1 hereof, in no event will either of the Parties be liable to the other Party for any incidental, special or consequential damages (including lost profits) suffered by the other Party or any third party, even if that Party has been advised of the possibility of such damages, which result from this Agreement or the performance thereof.

9.       Miscellaneous
         -------------

9.1 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior discussions, agreements or correspondence with regard to the subject matter hereof. No representations or warranties have been made by either of the Parties, except as expressly contained herein.

9.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Neither Party may assign any of its rights or delegate any of it obligations hereunder without the prior written consent of the other Party.

9.3 GOVERNING LAW; JURISDICTION; LANGUAGE. This Agreement shall be governed by and construed under the laws of the State of Israel. The competent courts in Tel Aviv shall have exclusive jurisdiction in any dispute arising out of or in connection with this Agreement. This Agreement has been drafted, negotiated and executed in the English language.

9.4      COUNTERPARTS.   This   Agreement   may  be  executed  in  two  or  more
         counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.5 NOTICES. All notices and other communications required or permitted hereunder to be given to a Party to this Agreement shall be in writing and shall be faxed (with confirmation sent by registered mail) or mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed to such Party's address as set forth hereinabove or at such other address as the Party shall have furnished to the each other Party in writing in accordance with this provision. Any notice sent in accordance herewith shall be effective
         (i) if mailed, 5 (five) business days after mailing, (ii) if sent by messenger, upon delivery, (iii) if sent by an overnight courier that guarantees second day delivery, two business days after mailing through such service, and (iv) if sent via facsimile, upon transmission and electronic confirmation of receipt or (if transmitted and received on a

                             Exhibit 10.46 - Page 5
         non-business day) on the first business day following transmission and electronic confirmation of receipt.

9.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of all Parties hereto or, with respect to a waiver, by the Party for whose benefit the waived term was.

9.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its remaining terms.

9.8 NON-RECOURSE. No recourse or claim may be had against any of the limited partners of Seller.

9.9 COSTS AND EXPENSES. Except as otherwise expressly provided herein, each of the Parties shall bear its own costs and expenses, including legal costs and expenses, in connection with this Agreement.

IN WITNESS WHEREOF, the undersigned have set forth their signature as of the date first written above.

/S/ ANDY KEIDAR                             /S/ ARIE L. GUTMAN
---------------                             ------------------
     BUYER                                       SELLER

By: ANDY KEIDAR                             By: ARIE L. GUTMAN
    --------------                              --------------

                             Exhibit 10.46 - Page 6